T. Rowe Price
Personal Strategy Balanced Portfolio

Annual Report

December 31, 1996

Dear Investor

After an exhilarating 1995, the stock market staged an impressive encore last year, providing one of its best back-to-back advances in history. Stocks shrugged off rising interest rates earlier in 1996 and a midyear correction to soar to record levels over the last six months. Bonds experienced a seesaw year, with prices dropping in the first half due to a surging economy and inflation concerns but recovering over the last six months as the economy cooled and inflation fears subsided. Your fund posted solid returns for the 6- and 12-month periods ended December 31, 1996.

PERFORMANCE AND STRATEGY REVIEW

Performance Comparison

Periods Ended 12/31/96                 6 Months    12 Months
_____________________________________________________________

Personal Strategy
Balanced Portfolio                       9.67%       14.21%

Combined Index
Portfolio *                              8.79        15.15

*An unmanaged portfolio composed of 60% stocks (S&P 500), 30% bonds (Lehman Brothers Aggregate Bond Index), and 10% money markets
(90-day Treasury bills).

The rally in U.S. stocks helped the fund post solid returns and outperform its benchmark for the 6-month period. For the 12-month period, the fund trailed primarily because of an underweighting in equities in the first half of the year and a fairly heavy exposure to foreign stocks that lagged the S&P 500.

The objective of this fund is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash -with 10 percentage point variations permitted for each asset class.

On December 31, your fund had 58% of its assets in stocks, 35% in bonds, and 7% in cash reserves, a slightly higher bond component and less cash than six months ago. In the bond area, we continued to overweight investment-grade and high-yield bonds while trimming foreign bonds. With stocks, we favored growth over

Chart 1 - Asset Allocation

value since growth stocks with their consistent earnings gains usually fare better in a moderate to slowing economy. (The table following this letter lists the fund's major holdings.) We increased our exposure to foreign stocks during the past six months because we believe they offer very good value at this time and provide good diversification for the fund.

MARKET REVIEW

The fund's investment committee meets monthly to adjust the weightings of stocks, bonds, and money market securities within the specified ranges for each fund, based on market conditions and economic fundamentals. The committee continued to maintain a slight under-weighting in stocks and a relatively heavy exposure to bonds, primarily because of full stock valuations.

On the heels of its 38% gain in 1995, the overall stock market (as measured by the Standard & Poor's 500 Stock Index) posted a 23% return in 1996. Market volatility picked up significantly last year amid shifting signals on economic growth and inflation. The economy soared to an annualized growth rate of 4.7% in the second calendar quarter, fanning fears of inflation. In response, bond yields moved up sharply, with the benchmark 30-year Treasury yield rising to a high of just over 7% in July. However, with the economy slowing to a 2% growth rate in the third quarter, rates fell back, with the long bond yield finishing the year at 6.6%.

After enduring a modest correction in the summer as investors grew concerned about high valuations and some earnings disappointments, the stock market rallied strongly over the second half, buoyed by moderate economic growth, subdued inflation, and strong cash flows into equity mutual funds. Large-capitalization, blue chip

Chart 2 - Interest Rate Levels

companies overtook their smaller brethren over the last six months and for the full year, as investors sought the relative safety and liquidity of bigger companies. Natural resources companies also had a good year as investors sought a hedge against the uncertain path of inflation.

While slowing over the last six months, many foreign equity markets posted decent gains for the year, though not quite as exuberant as the U.S. market. Individual countries in Europe, Latin America, and Asia surged to double-digit returns, but Japan was again disappointing. As in the U.S., larger international companies outperformed their smaller counterparts and companies based in emerging markets.

After suffering losses in the first half due to rising interest rates, the U.S. bond market recovered some lost ground over the last six months but notched only modest returns for the year. The Lehman Aggregate Bond Index of investment-grade bonds provided a 3.6% yearly return. High-yield bonds, which are sensitive to the direction of the economy and the stock market as well as to interest rates, were the best-performing sector. Since interest rates ended the year higher than where they began, bond returns came from income rather than capital appreciation. Hence, higher-yielding corporate and mortgage-backed securities outperformed Treasuries for the year.

Foreign investment-grade bonds performed somewhat better than their U.S. counterparts, boosted by falling interest rates in many countries, although returns to U.S. investors were dampened by a strengthening dollar. However, the real story abroad was the bonds of emerging market countries, which outpaced the returns of many stock markets, finishing with full-year returns around 35%.

OUTLOOK

The conditions underlying the financial markets should stay essentially the same in 1997: low unemployment, relatively benign inflation, and moderate economic growth on the order of 2.3%. The U.S. stock market could continue to advance, but most likely at a slower pace than the past two years.

The domestic bond market should also provide moderate returns. Until growth slows significantly or inflation picks up, we expect long-term Treasury yields to fluctuate between 6% and 7%. In this environment, bond returns will likely come mostly from income rather than capital appreciation.

As mentioned, foreign equities appear to offer better value than their U.S. counterparts. Many foreign countries are in earlier stages of economic recoveries and hold the potential for more sustainable growth in corporate earnings. However, returns on foreign bonds may be hampered by continued strength in the dollar and the possibility that interest rates in many countries may not fall further.

As always, the fund will remain diversified in an effort to capture good long-term returns with less volatility than more concentrated portfolios. Thanks to all our shareholders for your support.

Respectfully submitted,

Peter Van Dyke
President and
Chairman of the Investment Advisory Committee

January 22, 1997

Portfolio Highlights

Portfolio Overview
                                                Percent of
                                                Net Assets
                                                  12/31/96
__________________________________________________________
Money Market Securities                               6.8%
__________________________________________________________

   Commercial Paper                                   8.3

   Other Assets Less Liabilities                     (1.5)

Bonds                                                35.3%
__________________________________________________________

   U.S. Government Agencies                           1.4

   Corporate                                         20.2

   Mortgage-Backed                                   11.8

   Foreign Government Agencies                        1.9

Stocks                                               57.9%
__________________________________________________________
   10 Largest Holdings                                7.5%
   _______________________________________________________

   AT&T                                               0.9

   H&R Block                                          0.9

   Travelers/Aetna Property Casualty                  0.9

   Corning                                            0.8

   GE                                                 0.8

   Philip Morris                                      0.7

   British Petroleum                                  0.7

   Great Lakes Chemical                               0.7

   Pfizer                                             0.6

   Kimberly-Clark                                     0.5
__________________________________________________________

T. Rowe Price Personal Strategy Balanced Portfolio

December 31, 1996

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 3 - Personal Strategy Balanced Portfolio

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                           Since   Inception
Periods Ended 12/31/96         1 Year  Inception        Date
______________________________________________________________
Personal Strategy
Balanced Portfolio             14.21%     21.22%    12/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price Personal Strategy Balanced Portfolio

                                    For a share outstanding
                                     throughout each period
                                   ________________________

                                         Year      12/30/94
                                        Ended            to
                                     12/31/96      12/31/95

NET ASSET VALUE

Beginning of period                $    12.43   $     10.00

Investment activities
   Net investment income                 0.41          0.42
   Net realized and
   unrealized gain (loss)                1.32          2.41

   Total from
   investment activities                 1.73          2.83

Distributions
   Net investment income                (0.41)        (0.40)
   Net realized gain                    (0.31)            -

   Total distributions                  (0.72)        (0.40)

NET ASSET VALUE

End of period                      $    13.44   $     12.43
                                   ________________________

Ratios/Supplemental Data

Total return                           14.21%        28.66%

Ratio of expenses to
average net assets                      0.90%         0.90%

Ratio of net investment
income to average
net assets                              3.33%         3.69%

Portfolio turnover rate                 51.7%         39.3%

Average commission rate paid       $   0.0433             -

Net assets, end of period
(in thousands)                     $   33,263   $     5,625

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets

T. Rowe Price Personal Strategy Balanced Portfolio

December 31, 1996

                                      Shares/Par       Value
____________________________________________________________
                                                          In
                                                   thousands

Common Stocks  57.9%

FINANCIAL  13.0%

Bank and Trust  5.3%

Abbey National (GBP)                       4,500   $      59

ABN Amro Holdings (NLG)                      500          33

Air Liquide (L) (FRF)                        220          34

BANC ONE                                     800          34

Banca Commerciale
   Italiana (ITL)                         10,000          18

Banco de Bilbao
   Vizcaya ADR                               600          32

Banco Frances del
   Rio ADR                                 1,495          41

Bank of Boston                               800          51

Barclay's (GBP)                            4,000          69

Chase Manhattan                            1,980         177

Citicorp                                     800          82

Deutsche Bank (DEM)                          600          28

Development Bank of
   Singapore (SGD)                         2,000          27

Dresdner Bank Ag (DEM)                     1,000          30

HSBC Holdings (GBP)                        5,400         121

J. P. Morgan                                 800          78

KeyCorp                                    1,400          71

Kredietbank (BEF)                            100          33

Mellon Bank                                2,220         158

National City                              1,800          81

NationsBank                                  500          49

Northern Trust                             1,000          36

Norwest                                    2,400         104

Overseas Chinese
   Bank (SGD)                              3,000          37

Schweizerischer
   Bankgesellschaft (CHF)                     70          61

Schweizerischer
   Bankverein (CHF)                          240          46

Societe Generale (FRF)                       500          54

Societe Generale de
   Belgique (BEF)                            200          16

Svenska Handelsbank (SEK)                  1,000          29

Wells Fargo                                  200          54

Westpac Bank (AUD)                         4,000          23

                                                       1,766

Insurance  3.5%

ACE Limited                                1,900   $     114

American General                           2,400          98

American International
   Group                                     400          43

CKAG Colonia
   Konzern (DEM)                             300          25

Mid Ocean Limited                          1,700          89

PMI Group                                  1,100          61

St. Paul Companies                         2,400         141

Travelers/Aetna Property
   Casualty
   (Class A)                               8,400         297

UNUM                                       1,470         106

W. R. Berkley                              1,000          51

Willis-Corroon ADR                        12,400         143

                                                       1,168

Financial Services  4.2%

Aames Financial                            1,300          47

ADVANTA (Class B)                            400          16

American Express                           2,450         138

AXA (FRF)                                    800          51

DCB Holdings (MYR)                         7,000          24

Fannie Mae                                 3,620         135

Freddie Mac                                1,070         118

Green Tree Financial                         800          31

H&R Block                                 10,500         304

Household International                      400          37

ING Groep (NLG)                            1,650          59

Mercury Finance                           12,000         147

Money Store                                1,900          53

Sallie Mae                                 1,130         105

Travelers Group                            2,466         112

                                                       1,377

Total Financial                                        4,311

UTILITIES  5.0%

Telephone Services  2.9%

ALLTEL                                     1,200          38

AT&T                                       7,220         314

BellSouth                                  3,100         125

British Telecommunications
   ADR                                       600          41

Compania de
   Telecomunicaciones
   de Chile ADR                              100   $      10

Frontier                                   5,000         113

Hong Kong
   Telecommunications
   ADR                                     1,100          18

SBC Communications                         2,160         112

Telecom Corp. of New
   Zealand ADR                               400          32

Telecom Italia (ITL)                      15,000          39

Telecom Italia Mobile (ITL)               15,000          38

Telefonica de Espana ADR                     400          28

Telekom Malaysia (MYR)                     2,000          18

Telmex ADR                                 1,000          33

                                                         959

Electric Utilities  2.1%

Centerior Energy                           4,800          52

Electrabel (BEF)                             100          24

Empresa Nacional de
   Electricidad ADR                          500          35

Empresa Nacional de
   Electricidad
   Chile ADR                                 500           8

Entergy                                    1,670          46

Hong Kong Electric (HKD)                   6,000          20

Niagara Mohawk *                           7,300          72

Ohio Edison                                3,000          68

PECO Energy                                5,000         126

Texas Utilities                            1,040          42

Unicom                                     6,000         163

VEBA (DEM)                                   900          52

                                                         708

Total Utilities                                        1,667

CONSUMER NONDURABLES  11.0%

Cosmetics  0.4%

International Flavors &
   Fragrances                              1,900          85

Kao (JPY)                                  3,000          35

                                                         120

Beverages  0.4%

Coca-Cola                                    360          19

LVMH (FRF)                                   100          28

PepsiCo                                    3,400   $      99

                                                         146

Food Processing  2.7%

Cadbury Schweppes ADR                        500          17

CSM (NLG)                                    600          33

Danisco (DKK)                                700          43

Eridania Beghin-Say (FRF)                    400          64

General Mills                              1,830         116

Heinz                                      3,100         111

Interstate Bakeries                        1,300          64

McCormick                                  5,300         125

Nabisco Holdings (Class A)                 1,300          51

Nestle (CHF)                                  60          64

Ralston Purina                             1,180          87

Sara Lee                                   3,530         131

                                                         906

Hospital Supplies/Hospital Management  1.0%

Baxter International                       1,060          44

Boston Scientific *                        1,100          66

Columbia/HCA Healthcare                    2,110          86

Medtronic                                  1,000          68

Millipore                                    300          12

Vencor *                                   1,700          54

                                                         330

Pharmaceuticals  3.4%

American Home Products                     2,140         125

Amgen *                                      800          44

Astra (Class B) (SEK)                        500          24

Bristol-Myers Squibb                         490          53

Eli Lilly                                    900          66

Gehe (DEM)                                   500          32

Glaxo Wellcome ADR                         1,000          32

Johnson & Johnson                          1,880          94

Merck                                      1,000          79

Novartis (CHF)                                26          30

Perrigo *                                  6,100          55

Pfizer                                     2,220         184

Pharmacia & Upjohn                           617          24

Schering-Plough                            1,100          71

SmithKline Beecham ADR                     1,860         126

Takeda Chemical
   Industries (JPY)                        2,000          42

Warner-Lambert                               600          45

                                                       1,126

Health Care Services  0.5%

Altana (DEM)                                  40   $      31

Apria Healthcare *                         1,300          25

PacifiCare Health Systems
   (Class B) *                               800          68

United HealthCare                          1,000          45

                                                         169

Miscellaneous Consumer Products  2.6%

Benetton Group (ITL)                       2,000          25

Bridgestone (JPY)                          3,000          57

Colgate-Palmolive                            820          76

CUC International *                        2,400          57

Grand Metropolitan ADR                       700          22

Jones Apparel Group *                      1,400          53

Kuraray (JPY)                              4,000          37

Lion Nathan (NZD)                          8,000          19

Newell                                     1,500          47

Philip Morris                              2,160         243

Procter & Gamble                             800          86

Richfood Holdings                          2,500          61

Tambrands                                  1,620          66

UST                                          730          24

                                                         873

Total Consumer Nondurables                             3,670

CONSUMER SERVICES  5.7%

General Merchandisers  1.2%

Dayton Hudson                              1,800          71

Marui (JPY)                                2,000          36

Pinault Printemps (FRF)                      100          40

Tesco (GBP)                                5,053          31

TJX                                        1,300          61

Wal-Mart                                   3,500          80

Warnaco Group                              2,500          74

                                                         393

Specialty Merchandisers  1.6%

American Stores                              900          37

Circuit City Stores                          500          15

Eckerd *                                     507          16

Federated Department
   Stores *                                2,600          89

General Nutrition *                        2,000          34

Home Depot                                   800          40

Kohl's *                                   1,300   $      51

Revco *                                    2,300          85

Safeway *                                  1,900          81

Staples *                                  1,000          18

Tupperware                                 1,400          75

                                                         541

Entertainment and Leisure  2.1%

Boston Chicken *                           1,000          36

Carnival (Class A)                         1,700          56

Disney                                     1,270          88

Hutchison Whampoa (HKD)                   13,000         102

ITT *                                      2,700         117

McDonald's                                 1,670          76

Outback Steakhouse *                         700          19

Reader's Digest (Class B)                  4,720         171

Sharp (JPY)                                2,000          29

                                                         694

Media and Communications  0.8%

Catalina Marketing *                         700          39

Elsevier (NLG)                             2,000          34

R. R. Donnelly                             2,500          78

Time Warner                                1,200          45

Vodafone ADR                               1,840          76

                                                         272

Total Consumer Services                                1,900

CONSUMER CYCLICALS  3.5%

Automobiles and Related  0.7%

Cycle & Carriage (SGD)                     4,000          49

Honda ADR                                  1,100          62

Lear *                                       500          17

Lucasvarity ADR *                          2,484          95

                                                         223

Building and Real Estate  1.2%

Cheung Kong
   Holdings (HKD)                         12,000         107

City Developments (SGD)                    5,000          45

DBS Land (SGD)                             5,000          18

Federal Realty Investment
   Trust, REIT                             5,200         141

Simon DeBartolo Group
   REIT                                    3,196          99

                                                         410

Miscellaneous Consumer Durables  1.6%

Corning                                    5,700   $     264

Eastman Kodak                                900          72

Masco                                      1,200          43

Oce Van Der Grinten
   NV (NLG)                                  300          32

Ricoh (JPY)                                4,000          46

Roussel UCLAF (FRF)                          200          59

                                                         516

Total Consumer Cyclicals                               1,149

TECHNOLOGY  3.7%

Electronic Components  0.5%

Intel                                        600          78

Linear Technology                            500          22

Maxim Integrated Products *                1,100          48

Xilinx *                                   1,000          37

                                                         185

Electronic Systems  0.7%

ADT *                                      2,300          53

Hewlett-Packard                              500          25

Honeywell                                  1,900         125

Nokia ADR                                    400          23

                                                         226

Information Processing  0.5%

Hitachi ADR                                  300          28

IBM                                        1,010         152

                                                         180

Office Automation  0.1%

Ceridian *                                   900          36

                                                          36

Specialized Computer  0.1%

Silicon Graphics *                         1,000          26

                                                          26

Telecommunications Equipment  1.0%

3Com *                                       900          66

Cisco Systems *                            1,100          70

LM Ericsson (Class B) ADR                  2,300          69

MCI                                        1,400          46

Telecomunicacoes Brasileiras
   ADR                                       700          54

World Com *                                  800          21

                                                         326

Aerospace and Defense  0.8%

AlliedSignal                               2,020   $     135

Boeing                                       650          69

Lockheed Martin                              600          55

                                                         259

Total Technology                                       1,238

CAPITAL EQUIPMENT  3.0%

Electrical Equipment  2.1%

ABB AG (CHF)                                  50          62

Canon (JPY)                                2,000          44

Emerson Electric                             600          58

GE                                         2,580         255

Hubbell (Class B)                          2,300          99

Matsushita Electric
   Works (JPY)                             3,000          26

Mitsubishi Electric (JPY)                  5,000          30

Siemens (DEM)                                500          24

Tomkins ADR                                2,000          37

Tyco International                         1,100          58

                                                         693

Machinery  0.9%

Danaher                                    2,000          93

Deere                                        580          23

GKN (GBP)                                  1,200          21

Man (DEM)                                    100          24

SIG Schweis (CHF)                             20          51

Teleflex                                   1,800          94

                                                         306

Total Capital Equipment                                  999

BUSINESS SERVICES AND TRANSPORTATION  3.7%

Computer Service and Software  2.0%

Adobe Systems                                700          26

Ascend Communications *                      500          31

Automatic Data Processing                  1,340          57

BMC Software *                             2,400         100

Electronic Data Systems                      900          39

First Data                                 2,434          89

Informix *                                 1,300          27

Medic Computer Systems *                     900          36

Microsoft *                                  560          46

National Data                              1,000          43

Oracle *                                   1,100          46

Reynolds & Reynolds                        2,000   $      52

SunGard Data Systems *                     1,000          40

Synopsys *                                   600          28

                                                         660
Distribution Services  0.2%

Alco Standard                              1,440          74

                                                          74

Environmental  0.1%

USA Waste Services *                       1,300          41

                                                          41

Transportation Services  0.2%

Mitsubishi Heavy
   Industries (JPY)                        4,000          32

United Engineers
   Berhad (MYR)                            4,000          36

                                                          68

Miscellaneous Business Services  0.7%

BAA (GBP)                                  3,000          25

Corporate Express *                        1,000          29

Sime Darby Berhad (MYR)                    6,000          24

Wallace Computer Sevices                   1,300          45

WMX Technologies                           3,400         111

                                                         234

Airlines  0.3%

AMR *                                        620          55

Royal Dutch Airlines                         900          25

Singapore Airlines (SGD)                   3,000          27

                                                         107

Railroads  0.2%

Burlington Northern Santa Fe                 600          52

                                                          52

Total Business Services and
Transportation                                         1,236


ENERGY  4.1%

Energy Services  1.3%

BJ Services *                              1,000          51

Camco International                          600          28

Cooper Cameron *                           1,000          77

Elf Aquitaine ADR                            400          18

Halliburton                                1,600          96

Schlumberger                               1,090         109

Total ADR                                  1,000          40

                                                         419

Integrated Petroleum - Domestic  1.5%

Atlantic Richfield                           880   $     116

British Petroleum ADR                      1,720         243

Unocal                                       730          30

USX-Marathon                               5,060         121

                                                         510

Integrated Petroleum -
International  1.3%

ENI S.P.A. ADR                             1,000          52

Exxon                                        610          60

Mobil                                      1,180         144

Repsol ADR                                   900          34

Royal Dutch Petroleum ADR                    300          51

Shell Transport &
   Trading ADR                               300          31

Texaco                                       470          46

                                                         418

Total Energy                                           1,347


PROCESS INDUSTRIES  3.8%

Diversified Chemicals  0.3%

DuPont                                     1,200         113

                                                         113

Specialty Chemicals  2.0%

3M                                           770          64

A. Schulman                                4,200         103

AKZO Nobel (NLG)                             400          55

BASF (DEM)                                 2,200          85

Bayer (DEM)                                  800          33

Great Lakes Chemical                       4,650         217

Pall                                       1,000          25

Petrolite                                    300          14

Sumitomo Chemical (JPY)                    7,000          28

Technip (FRF)                                500          47

                                                         671

Paper and Paper Products  1.4%

Dai Nippon Printing (JPY)                  3,000          53

International Paper                        1,800          73

James River                                3,600         119

Kimberly-Clark                             1,900         181

Willamette Industries                        400          28

                                                         454

Forest Products  0.1%

Georgia-Pacific                              470          34

                                                          34

Total Process Industries                               1,272

BASIC MATERIALS  1.3%

Metals  0.7%

Alcoa                                        680   $      43

Nucor                                      1,600          82

Reynolds Metals                            2,000         113

                                                         238

Mining  0.2%

CRA Limited (AUD)                          2,000          31

LONRHO (GBP)                               8,000          17

Newmont Mining                               300          14

                                                          62

Miscellaneous Materials  0.4%

Crown Cork & Seal                          1,700          92

Malayan Cement (MYR)                      10,000          23

                                                         115

Total Basic Materials                                    415

MISCELLANEOUS  0.1%

Conglomerates  0.1%

ORKLA (NOK)                                  500          35

Total Miscellaneous                                       35

Total Common Stocks (Cost  $17,307)                   19,239

Corporate Bonds  20.2%

Aames Financial, Sr. Notes
   9.125%, 11/1/03                 $      50,000          51

Agricultural Minerals and
   Chemicals, Sr. Notes
   10.75%, 9/30/03                        50,000          54

Allied Waste North America
   Sr. Sub. Notes
   (144a), 10.25%
   12/1/06                                50,000          53

American Safety Razor
   Sr. Notes
   9.875%, 8/1/05                         25,000          27

B.F. Saul REIT
   Sr. Secured Notes
   11.625%, 4/1/02                       110,000         119

BE Aerospace, Sr. Sub. Notes
   9.875%, 2/1/06                         50,000          53

Boeing Company, Notes
   6.35%, 6/15/03                         30,000          30

Boise Cascade, Deb.
   7.35%, 2/1/16                   $     210,000   $     200

Building Material Corporation
   America, Sr. Notes
   STEP, Zero Coupon
   7/1/04                                 50,000          43

Celestica International
   Gtd. Sr. Sub. Notes
   (144a), 10.50%
   12/31/06                               50,000          53

Celulosa Arauco y
   Constitucion, Notes
   7.00%, 12/15/07                       300,000         288

Chancellor Broadcasting
   Sr. Sub. Notes
   9.375%, 10/1/04                        50,000          51

Citicorp, Sub. Notes
   7.75%, 6/15/06                         50,000          52

Coca-Cola Bottling Group
   Sr. Sub. Notes
   9.00%, 11/15/03                        50,000          51

Coin Machine, Sr. Notes
   11.75%, 11/15/05                       50,000          54

Communications & Power
   Industries
   Sr. Sub. Notes
   12.00%, 8/1/05                         50,000          56

Commonwealth Edison
   1st Mtg. Bonds
   6.40%, 10/15/05                        75,000          70

Consolidated Cigar
   Sr. Sub. Notes
   10.50%, 3/1/03                         25,000          26

Continental Airlines, PTC
   6.94%, 10/15/13                       200,000         199

Cyprus Minerals Company
   Notes
   6.625%, 10/15/05                      100,000          96

Dade International
   Sr. Sub. Notes
   11.125%, 5/1/06                        50,000          54

Delta, MTN
   8.625%, 6/15/04                        60,000          64

Doane Products, Sr. Notes
   10.625%, 3/1/06                        50,000          53

Dominion Textile USA
   Gtd. Sr. Notes
   9.25%, 4/1/06                   $      50,000   $      51

Dr Pepper Bottling, STEP
   Zero Coupon
   2/15/03                                50,000          47

Dual Drilling, Sr. Sub. Notes
   9.875%, 1/15/04                        50,000          54

El Paso Electric
   1st Mtg. Notes
   8.90%, 2/1/06                          25,000          26

Enhance Financial Services
   Group, Deb.
   6.75%, 3/1/03                         200,000         197

Fairfax Financial Holdings
   Limited, Notes
   8.25%, 10/1/15                        250,000         260

Ferrellgas, Sr. Notes
   10.00%, 8/1/01                         50,000          52

First Federal Financial, Notes
   11.75%, 10/1/04                        50,000          54

First USA Bank, Sr. Notes
   5.85%, 2/22/01                        200,000         192

Frontier Vision, Sr. Sub. Notes
   11.00%, 10/15/06                       50,000          50

Fundy Cable, Sr. Secured 2nd
   Priority Notes
   11.00%, 11/15/05                       50,000          53

Gaylord Container
   Sr. Sub. Deb., STEP
   12.75%, 5/15/05                        50,000          55

GMAC, Notes
   7.125%, 6/1/99                         25,000          25

Grand Metropolitan
   Investment
   9.00%, 8/15/11                        200,000         238

Grand Union, Sr. Notes
   12.00%, 9/1/04                         50,000          53

Hawk, Sr. Notes, (144a)
   10.25%, 12/1/03                        50,000          51

Hayes Wheels, Sr. Sub. Notes
   11.00%, 7/15/06                        50,000          55

Haynes International
   Sr. Notes
   11.625%, 9/1/04                        50,000          53

Herff Jones, Sr. Sub. Notes
   11.00%, 8/15/05                 $      25,000   $      27

HMC Acquisition Properties
   Sr. Notes
   9.00%, 12/15/07                        25,000          25

Host Marriott Travel
   Sr. Notes
   9.50%, 5/15/05                         50,000          52

Imed, Sr. Sub. Notes (144a)
   9.75%, 12/1/06                         50,000          51

Intertek Finance
   Sr. Sub. Notes
   (144a), 10.25%
   11/1/06                                50,000          52

Jordan Industries, Sr. Notes
   10.375%, 8/1/03                        50,000          49

K & F Industries
   Sr. Sub. Notes
   10.375%, 9/1/04                        50,000          53

Keebler, Sr. Sub. Notes
   10.75%, 7/1/06                         50,000          54

Kelley Oil & Gas
   Sr. Sub. Notes
   (144a), 10.375%
   10/15/06                               50,000          52

Lenfest Communications
   Sr. Notes
   8.375%, 11/1/05                        20,000          19

Loehmann Holdings
   Sr. Notes
   11.875%, 5/15/03                       50,000          54

Lucent Technologies, Notes
   7.25%, 7/15/06                        200,000         205

MAXXAM Group
   Sr. Secured Notes
   11.25%, 8/1/03                         50,000          51

May Department Stores, Deb.
   8.30%, 7/15/26                        500,000         523

Mettler Toledo, Gtd. Sr. Sub.
   Notes
   9.75%, 10/1/06                         50,000          53

Northrop-Grumman, Deb.
   7.00%, 3/1/06                         200,000         197

Ocwen Financial, Notes
   11.875%, 10/1/03                       50,000          55

Outdoor Systems
   Sr. Sub. Notes
   9.375%, 10/15/06                $      50,000   $      52

Owens & Minor
   Sr. Sub. Notes
   10.875%, 6/1/06                        50,000          54

Owens-Illinois, Sr. Deb.
   11.00%, 12/1/03                        50,000          56

Pennsylvania Power and Light
   1st Mtg. Notes
   6.50%, 4/1/05                          50,000          48

Petroleum Heat & Power
   Sub. Notes
   10.125%, 4/1/03                        40,000          39

Plastic Containers (144a), Sr. Notes
   10.00%, 12/15/06                       50,000          52

Portola Packaging, Sr. Notes
   10.75%, 10/1/05                        50,000          52

Public Service Electric & Gas
   7.00%, 9/1/24                         200,000         185

   8.875%, 6/1/03                        100,000         109

Quorum Health Group
   Sr. Sub. Notes
   11.875%, 12/15/02                      10,000          11

Revlon Worldwide
   Sr. Secured Disc.
   Notes, Zero Coupon
   3/15/98                                50,000          43

Rowan Companies, Sr. Notes
   11.875%, 12/1/01                       25,000          27

Safelite Glass (144a), Sr. Sub. Notes
   9.875%, 12/15/06                       25,000          26

Safeway, Sr. Sub. Deb.
   9.875%, 3/15/07                        10,000          12

Scotland International Finance
   Gtd. Sub. Notes
   (144a), 6.50%
   2/15/11                               100,000          92

Silgan, Sr. Sub. Notes
   11.75%, 6/15/02                        50,000          53

Six Flags Theme Parks
   Sr. Sub. Notes
   STEP, Zero Coupon
   6/15/05                                50,000          47

Speedy Muffler King
   Sr. Notes
   10.875%, 10/1/06                $      50,000   $      53

Synthetic Industries
   Sr. Sub. Deb.
   12.75%, 12/1/02                        25,000          28

TeleCommunications
   Sr. Notes
   8.75%, 2/15/23                        100,000          94

Teleport Communications
   Group, Sr. Notes
   9.875%, 7/1/06                         50,000          53

Texas Utilities Electric
   1st Mtg. Bonds
   7.875%, 4/1/24                        100,000          99

Time Warner Entertainment
   Deb.
   8.375%, 3/15/23                        75,000          76

TLC Beatrice International
   Holdings, Sr. Notes
   11.50%, 10/1/05                        50,000          53

Tokheim, Sr. Sub. Notes
   (144a), 11.50%
   8/1/06                                 25,000          26

Tracor, Sr. Sub. Notes
   10.875%, 8/15/01                       50,000          53

Trump Atlantic City
   1st Mtg. Notes
   11.25%, 5/1/06                         50,000          50

UNC, Sr. Sub. Notes
   11.00%, 6/1/06                         50,000          53

United Artists, PTC (144a)
   9.30%, 7/1/15                          49,588          46

Wal-Mart, Deb.
   7.25%, 6/1/13                         150,000         153

Total Corporate Bonds (Cost  $6,616)                   6,730

FOREIGN GOVERNMENT OBLIGATIONS/AGENCIES  1.9%

Canadian Government Bonds
   8.50%, 4/1/02    CAD                   47,000          39

European Investor Bank
   4.625%, 2/26/03  JPY               20,000,000         197

French Government Bonds
   8.50%, 11/25/02  FRF                  492,000         112

German Federal Government
   Bonds
   6.50%, 7/15/03   DEM                   50,000   $      35

   8.375%, 5/21/01  DEM                  145,000         108

Italian Government Bonds
   8.50%, 8/1/04    ITL               40,000,000          28

Japanese Government Bonds
   4.50%, 6/20/03 # JPY                4,000,000          39

United Kingdom Treasury
   Notes
   8.00%, 6/10/03   GBP                   31,000          55

United Kingdom Treasury
   Notes
   8.50%, 12/7/05   GBP                   10,000          18

Total Foreign Government Obligations/

Agencies (Cost  $614)                                    631

U.S. Government Mortgage-Backed Securities  11.8%

Federal National Mortgage Assn.
   6.50%, 1/1/26                   $     298,211         285

Government National Mortgage Assn.
   I
   6.00%
   1/15/24 - 4/15/26                     956,961         892

   6.50%, 4/15/24                      1,143,854       1,093

   7.00%, 5/15/23                        133,175         131

   7.50%
   5/15/24 - 11/15/25                    481,771         484

   8.00%
   10/15/25 - 6/15/26                    598,507         612

   8.50%, 12/15/24                        92,378          96

   11.50%, 11/15/19                       24,666          28

   TBA, 6.50%, 12/15/26                  300,000         288

Total U.S. Government Mortgage-
Backed Securities (Cost  $3,880)                       3,909

U.S. Government Obligations/Agencies  1.4%

Cooperative Utility Trust
   PTC
   9.50%, 2/15/17                        100,000         108

Tennessee Valley Authority
   7.25%, 7/15/43                  $     200,000   $     194

   8.25%, 4/15/42                        160,000         175

Total U.S. Government
Obligations/
Agencies (Cost  $465)                                    477

Short-Term Investments  8.3%

Commercial Paper  8.3%

Bank of America
   5.30%, 2/5/97                         700,000         697

Investments in Commercial
   Paper through a
   joint account
   6.75 - 7.10%
   1/2/97                              1,372,066       1,372

Island Finance Puerto Rico
   5.31%, 2/25/97                        400,000         397

Korea Development Bank
   5.33%, 2/27/97                        200,000         198

New Center Asset Trust
   5.60%, 2/12/97                        100,000          99

Total Short-Term Investments
(Cost  $2,763)                                         2,763

Total Investments in Securities
101.5% of Net Assets (Cost $31,645)                $  33,749

Other Assets Less Liabilities                           (486)

NET ASSETS                                         $  33,263
                                                   _________
Net Assets Consist of:

Accumulated net realized gain/
   loss - net of distributions                     $      63

Net unrealized gain (loss)                             2,104

Paid-in-capital applicable to
   2,474,689 shares of $0.0001
   par value capital stock
   outstanding; 1,000,000,000
   shares of the corporation
   authorized                                         31,096

NET ASSETS                                         $  33,263
                                                   _________

NET ASSET VALUE PER SHARE                          $   13.44
                                                   _________

*    Non-income producing
# Securities contain some restrictions as to public resale-total of such securities at year-end amounts to 0.12% of net assets.
MTN  Medium term note
PTC  Pass-through Certificate
REIT Real Estate Investment Trust
STEP Stepped Coupon Bond
TBA  To be announced security was purchased on a forward commitment basis
144a Security was purchased pursuant to Rule 144a under the
     Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 1.53% of net assets.
AUD  Australian dollar
BEF  Belgian franc
CAD  Canadian dollar
CHF  Swiss franc
DEM  German deutschemark
DKK  Danish krone
FRF  French franc
GBP  British sterling
HKD  Hong Kong dollar
ITL  Italian lira
JPY  Japanese yen
MYR  Malaysian ringgit
NLG  Dutch guilder
NOK  Norwegian krone
NZD  New Zealand dollar
SEK  Swedish krona
SGD  Singapore dollar
L    Local registered shares

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Personal Strategy Balanced Portfolio

In thousands

                                                        Year
                                                       Ended
                                                    12/31/96

Investment Income
Income
   Interest                                      $       551
   Dividend                                              206

   Total income                                          757

Expenses
   Investment management and administrative              161

Net investment income                                    596

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on
   Securities                                            676
   Foreign currency transactions                          (5)

   Net realized gain (loss)                              671

   Change in net unrealized gain or loss
   on securities                                       1,592

Net realized and unrealized gain (loss)                2,263

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                           $     2,859
                                                 ____________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Personal Strategy Balanced Portfolio

In thousands

                                            Year    12/30/94
                                           Ended          to
                                        12/31/96    12/31/95

Increase (Decrease) in Net Assets

Operations
   Net investment income              $      596   $     101
   Net realized gain (loss)                  671          74
   Change in net unrealized gain
   or loss                                 1,592         512

   Increase (decrease) in net
   assets from operations                  2,859         687

Distributions to shareholders
   Net investment income                    (679)       (110)
   Net realized gain                        (584)          -

   Decrease in net assets from
   distributions                          (1,263)       (110)

Capital share transactions*
   Shares sold                            29,528       5,161
   Distributions reinvested                1,263         110
   Shares redeemed                        (4,849)       (239)

   Increase (decrease) in net
   assets from capital
   share transactions                     25,942       5,032

   Net equalization                          100          16

Net Assets

Increase (decrease) during period         27,638       5,625
Beginning of period                        5,625           -

End of period                         $   33,263   $   5,625
                                      ______________________
*Share information
   Shares sold                             2,308         463
   Distributions reinvested                   96           9
   Shares redeemed                          (382)        (20)

   Increase (decrease) in shares
   outstanding                             2,022         452

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Personal Strategy Balanced Portfolio

December 31, 1996

Note 1 - Significant Accounting Policies

T. Rowe Price Equity Series, Inc., (the corporation) is registered under the Investment Company Act of 1940. The Personal Strategy Balanced Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $32,416,000 and $8,656,000, respectively, for the year ended December 31, 1996.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

____________________________________________________________

Undistributed net investment income             $    (17,000)
Undistributed net realized gain                      (89,000)
Paid-in-capital                                      106,000

At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $31,644,000, and net unrealized gain aggregated $2,104,000, of which $2,417,000 related to appreciated investments and $313,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $9,000 was payable at December 31, 1996. The fee, computed daily and paid monthly, is equal to 0.90% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

During the year ended December 31, 1996, the fund, in the ordinary course of business, paid commissions of $6,000 to, and placed security purchase and sale orders aggregating $1,002,000 with, certain affiliates of the manager in connection with the execution of various portfolio transactions.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc.
and Shareholders of the Personal Strategy Balanced Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Personal Strategy Balanced Portfolio (one of the portfolios constituting T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 30, 1994 (commencement of operations) through December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with custodians and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 20, 1997

Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to contractholders and to others who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP655 (3/97)
RPRTPSP  12/31/96

Chart 1 - Asset Allocation - Asset allocation pie chart showing stocks 58%, bonds 35%, and money markets 7%.

Chart 2 - Interest Rate Levels - Interest Rate Levels chart showing yields on 30-year, 5-year, and 1-year Treasuries from 12/31/95 to 12/31/96.

Chart 3 - Personal Strategy Balanced Portfolio - Performance
Comparison showing the cumulative growth of $10,000 invested in the Personal Strategy Balance Portfolio from inception compared with $10,000 invested in a broad-based index or average over the same period.